Sales	12 Months Ended
Dec. 31, 2018
Disclosure Of Revenue [Abstract]
Sales
Sales

	2018	2017	2016
Manufactured products and services rendered:
Rice	92,560	83,849	94,331
Ethanol	324,661	241,650	211,451
Sugar	128,377	305,688	330,895
Soybean oil and meal	14,059	6,119	—
Energy	57,797	62,218	53,995
Powder milk	8,646	2,713	4,816
Services	487	1,144	1,160
Operating Leases	643	771	984
Others	7,826	5,273	1,423
	635,056	709,425	699,055
Agricultural produce and biological assets:
Soybean	66,471	79,408	63,797
Cattle for dairy	2,891	3,380	3,059
Corn	33,106	82,482	48,502
Cotton	—	420	1,434
Milk	19,267	31,656	24,561
Wheat	30,091	14,835	16,951
Peanut	1,752	3,648	1,703
Sunflower	1,314	3,163	7,275
Rice	216	—	950
Barley	1,203	1,888	1,240
Seeds	461	727	625
Others	1,411	2,146	83
	158,183	223,753	170,180
Total sales	793,239	933,178	869,235

Commitments to sell commodities at a future date

The Group entered into contracts to sell non-financial instruments, mainly sugar, soybean and corn through sales forward contracts. Those contracts are held for purposes of delivery the non-financial instrument in accordance with the Group’s expected sales. Accordingly, as the own use exception criteria are met; those contracts are not recorded as derivatives.

The notional amount of these contracts is US$ 68.1 million as of December 31, 2018 (2017: US$ 63.3 million; 2016: US$ 111.8 million) comprised primarily of 11,498 thousand tons of sugar (US$ 2.7 million), 12,822 thousand m3 of ethanol (US$ 6.7 million), 636,647 thousand mwh of energy (US$ 40.3 million), 14,279 thousand tons of soybean (U$S 3.6 million), 26,273 thousand tons of wheat (US$ 5.3 million), and 53,927 thousand tons of corn (US$ 8.5 million) which expire between February 2019 and December 2019.